SUP-0115-1114

ALLIANCEBERNSTEIN BOND FUND, INC.

AllianceBernstein Unconstrained Bond Fund

(the “Fund”)

Supplement dated November 5, 2014 to the Prospectus dated January 31, 2014 of the AllianceBernstein Bond Funds offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund (the “Prospectus”).

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The following supplements certain information in the Summary section of the Fund’s Prospectus to reflect the addition of Class Z shares to the Fund’s existing share classes.

Shareholder Fees (fees paid directly from your investment)

Class Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z Shares
Management Fees	.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.02%
Other Expenses	.18%

Total Other Expenses*	.20%

Total Annual Fund Operating Expenses*	.70%

Fee Waiver and/or Expense Reimbursement**	(.10)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.60%

*	Total Other Expenses are based on estimated amounts for the current fiscal year.
**	The fee waiver and/or expense reimbursements will remain in effect until January 31, 2016 and will continue thereafter from year to year unless the Adviser provides notice of termination 60 days prior to that date.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class Z shares of the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver stays in effect as agreed on. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z Shares
After 1 Year	$61
After 3 Years	$214
After 5 Years	$380
After 10 Years	$861

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The following supplements certain information in the Bar Chart and Performance section of the Fund’s Prospectus to reflect the addition of Class Z shares to the Fund’s existing share classes

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund’s website at www.AllianceBernstein.com (click on “Individuals — U.S.” then “Products & Performance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In February 2011, the Fund changed its name from AllianceBernstein Diversified Yield Fund to AllianceBernstein Unconstrained Bond Fund and also changed certain of its investment policies. As a result, the performance shown below for periods prior to February 2011 may not be representative of the Fund’s performance under its current investment policies.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2014, the year-to-date unannualized return for Class A shares was 0.42%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 8.57% in the 2nd quarter, 2009; and Worst Quarter was down -9.62% in the 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2013)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	-4.11%	6.62%	3.58%

	Return After Taxes on Distributions	-4.14%	5.52%	2.15%

	Return After Taxes on Distributions and Sale of Fund Shares	-2.33%	4.77%	2.22%
Class Z**	Return Before Taxes	.46%	7.86%	4.34%
BofA Merrill Lynch 3-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)		0.07%	0.12%	1.68%
Barclays Global Aggregate Bond Index (U.S. hedged) (reflects no deduction for fees, expenses, or taxes)		-0.14%	4.11%	4.43%
*	After-tax Returns:
–	Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;
–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and
–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**	Inception Date for Class Z: November 5, 2014. Performance information for periods prior to the inception of Class Z shares is the performance of the Fund’s Class A shares adjusted to reflect the lower expense ratio of Class Z shares. Performance information for Class A shares includes a 4.25% initial sales charge.

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The following supplements certain information in the “Investing in the Funds — How to Buy Shares” section of the Fund’s Prospectus.

Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”).

Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Fund.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0115-1114